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                                  EXHIBIT 99.6

 CONSENT OF INDEPENDENT AUDITORS OF 17TH STREET ACQUISITION CORP. AND SUBSIDIARY
   AND 17TH STREET PRODUCTIONS, INC. (FORMERLY DANIEL WEISS ASSOCIATES, INC.)



     As independent public accountants, we hereby consent to the use of our report dated March 9, 2000 (and to all references to our firm) included in or made a part of this Form 8-K/A

                                         /s/  HOLTZ RUBENSTEIN & CO., LLP
                                         ---------------------------------------
                                              Holtz Rubenstein & Co., LLP

Melville, New York
April 7, 2000